1 65th Annual Meeting and Exposition of the American Society of Hematology (ASH) , December 9–12, 2023, San Diego, CA, USA Four-Year Follow-up of the Alta Study, a Phase 1/2 Study of Giroctocogene Fitelparvovec (PF-07055480/SB-525) Gene Therapy in Adults With Severe Hemophilia A Thomas J Harrington1, Adam Giermasz2, Nathan Visweshwar3, Andrew D Leavitt4, Barbara A Konkle5, Jeremy Rupon6, Gregory Di Russo6, Li-Jung Tseng7, Maria de los Angeles Resa8, Florence Ganne9, Delphine Agathon9, Frank Plonski6, Didier Rouy10*, Bettina M Cockroft10*, Annie Fang8, Steven Arkin11 1University of Miami Miller School of Medicine, Miami, FL; 2University of California Davis, Sacramento, CA; 3University of South Florida, Tampa, FL; 4University of California, San Francisco, San Francisco, CA; 5Washington Center for Bleeding Disorders and the University of Washington, Seattle, WA; 6Pfizer Inc, Collegeville, PA; 7Pfizer Inc, Peapack, NJ; 8Pfizer Inc., New York, NY; 9Pfizer Inc, Paris, France; 10Sangamo Therapeutics, Brisbane, CA; 11Pfizer Inc, Cambridge, MA *At the time of the study 1054

2 • A rare bleeding disorder caused by pathogenic variants in the F8 gene, resulting in insufficient FVIII activity • Current treatment involves replacement therapy with exogenous FVIII or with emerging mimetic-based bispecific antibody therapy, both requiring frequent dosing via IV or SC administration1 • Maintenance of FVIII activity in the mild (>5% to <40%) to normal (>50%) range improves outcomes for patients with severe hemophilia A2 • Hemophilia A has a wide therapeutic window and a single underlying gene defect, making it an ideal candidate for gene therapy3 Hemophilia A FVIII=factor VIII; IV=intravenous; SC=subcutaneous 1. Srivastava A, et al. Haemophilia 2020;26(suppl 6):1-158. 2. White GC, et al. Thromb Haemost 2001;85:560. 3. Leebeek FWG, et al. Blood 2021;138:923-931.

Giroctocogene fitelparvovec gene therapy for hemophilia A

- AAV-vector–mediated gene transfer enables the delivery of a modified functional F8 coding sequence to hepatocytes that subsequently synthesize FVIII at levels that may prevent bleeding events in the absence of exogenous FVIII
- Giroctocogene fitelparvovec (formerly SB-525 or PF-07055480) is a liver-tropic rAAV6 vector carrying a B-domain–deleted F8 gene that is delivered through a single IV infusion


SB-525
Liver-Specific Promoter Module
Human Factor VIII B-Domain Deleted Transgene
PolyA
5' ITR
SP
3' ITR
5132 bp

AAV=adeno-associated virus; bp=base pairs; FVII=factor VIII; ITR=inverted terminal repeat; IV=intravenous; rAAV6=recombinant adeno-associated virus serotype 6; SP=signal peptide

3

Alta: Study population and design

- Phase 1/2, single-dose, multicenter, dose-ranging study to assess the safety and tolerability of giroctocogene fitelparvovec in adults (aged ≥18 years) with severe hemophilia A

Key Exclusion Criteria

- Neutralizing activity to AAV6 capsid and/or inhibitor to FVIII
- History of hypersensitivity response to FVIII replacement therapy
- History of liver dysfunction
- Contraindication to steroids


Participant Time in Study: 62 months
Screening ~8–10 weeks
Safety/Efficiency evaluation ~60 months (every 6 months after 1st year)


Cohort 1 9e11 vg/kg
Cohort 1 2e12 vg/kg
Cohort 3 1e13 vg/kg
Cohort 4 3e13 vg/kg
Dose Escalation
Cohort Expansion

AAV6=adeno-associated virus serotype 6; FVIII=factor VIII

4

5 Alta: Endpoints AE=adverse event; FVIII=factor VIII; SAE=serious adverse event • Incidence of AEs and SAEs • Change in circulating FVIII activity Primary Endpoints • Change from baseline in the use of FVIII replacement therapy • Change in frequency and severity of bleeding episodes • Measurement of FVIII inhibitor levels • Vector shedding in bodily fluids Secondary Endpoints

6 Characteristic Cohort 1 9e11 vg/kg n=2 Cohort 2 2e12 vg/kg n=2 Cohort 3 1e13 vg/kg n=2 Cohort 4 3e13 vg/kg n=5 All Participants N=11 Age, years Mean (SD) 30.5 (9.2) 35.5 (16.3) 32.0 (1.4) 26.8 (6.3) 30.0 (7.9) Median 30.5 35.5 32.0 29.0 30.0 Min, max 24, 37 24, 47 31, 33 18, 34 18, 47 Sex, n (%) Male 2 (100) 2 (100) 2 (100) 5 (100) 11 (100) Race, n (%) Asian – 1 (50) – – 1 (9) White 2 (100) 1 (50) 2 (100) 4 (80) 9 (82) Other – – – 1 (20) 1 (9) Ethnicity, n (%) Hispanic or Latino – – – 2 (40) 2 (18) Not Hispanic or Latino 2 (100) 2 (100) 2 (100) 3 (60) 9 (82) Alta: Participant demographic characteristics Data cut: 08SEP2023 Max=maximum; min=minimum; vg=vector genomes

7 11 participants were dosed, all completed 3 years (156 weeks) follow-up 4 completed 5 years, 5 completed 4 years, 2 left the study after 3 years, 1 was lost to follow-up (in Year 5) Alta: Follow-up duration ǂ Participant lost to follow-up. * Participants did not consent to continued follow-up after Year 3 (Week 156). # Participant terminated study earlier (at Year 4). a In Cohort 4, 2/5 participants completed 4.5 years (Week 234), 2 completed 4 years (Week 208), 1 left the study after 3 years (Week 156). Vg=vector genomes. Follow-up Duration (Years) Cohort 1 (9e11 vg/kg) Cohort 2 (2e12 vg/kg) Cohort 3 (1e13 vg/kg) Cohort 4a (3e13 vg/kg) * * # 1 2 3 4 5 ǂ

8 MedDRA Preferred Term Cohort 2 2e12 vg/kg n=2 Cohort 4 3e13 vg/kg n=5 All Participants N=11 n (%) No. of Events n (%) No. of Events n No. of Events Any treatment-related event 2 (100) 5 4 (80) 22 6 (55) 27 Grade 3/4 AE 0 0 1 (20)a 1 1 (9) 1 ALT increasedb 2 (100) 3 3 (60) 10 5 (46) 13 AST increasedb 1 (50) 2 2 (40) 3 3 (27) 5 Pyrexiab 0 0 3 (60) 3 3 (27) 3 Tachycardiab 0 0 2 (40) 2 2 (18) 2 Myalgia 0 0 1 (20) 1 1 (9) 1 Hypotensionb 0 0 1 (20) 1 1 (9) 1 Fatigue 0 0 1 (20) 1 1 (9) 1 FVIII level increasedb 0 0 1 (20) 1 1 (9) 1 • No treatment-related AEs reported for participants in Cohorts 1 and 3 • Infusion-related reactions, occurring within a day of dosing, were reported in 4 of 5 participants in Cohort 4 – Tachycardia (grade 1, n=2), pyrexia (grades 1 and 2, n=3), and hypotension (grade 3, n=1) Alta: Treatment-related adverse events a One participant experienced grade 3 hypotension and grade 2 fever that was an SAE considered related to study drug and resolved with treatment within 24 h. b Denotes AE of special interest. AE=adverse event; ALT=alanine transaminase; AST=aspartate aminotransferase; SAE=serious adverse event; vg=vector genomes

9 • A total of 116 treatment-emergent AEs (all causalities) occurred in 11 participants • 27 treatment-related AEs occurred in 6 participants; the most common were: – ALT increase: 13 events in 5 participants (Cohorts 2 and 4) – AST increase: 5 events in 3 participants (Cohorts 2 and 4) • 4 of 5 participants in Cohort 4 required >7 days of corticosteroid treatment for ALT/AST elevations (by laboratory criteria); all resolved with intervention – LFT elevations were managed with tapering corticosteroids (median: 56 days; range: 7–135 days) – No Cohort 4 participants have required steroids since Week 65; all continue to have ALT values in the normal range (follow-up range: 156–234 weeks) and normal findings via liver MRI (follow-up range: 104–208 weeks) • 1 participant in Cohort 4 experienced treatment-related SAEs of grade 3 hypotension and grade 2 fever ~6 h after completion of the vector infusion, the events fully resolved with treatment • No confirmed FVIII inhibitor development occurred • No thrombotic events, neoplastic events, abnormal AFP, and/or liver masses were reported Alta: Safety summary AE=adverse event; AFP=alfa-fetoprotein; ALT=alanine transaminase; AST=aspartate aminotransferase; FVIII=factor VIII; LFT=liver function test; SAE=serious adverse event

10 Alta: FVIII activity (Cohort 4 participants) Mild range: >5% to <40%; normal range: >50%. Latest available FVIII values from September 2023 data cut. FVIII=factor VIII. FVIII Activity, as Measured at Central Laboratory with Chromogenic Assay 5% 50% 100% Study Week Week 78 n=4 Week 104 n=5 Week 130 n=4 Week 156 n=5 Week 182 n=4 Week 208 n=4 Median, Mean, % 40.1, 49.0 16.3, 25.4 12.3, 34.7 11.8, 25.5 12.7, 23.1 7.6, 26.6

11 Post-infusion: Mean overall ABR = 1.4 Median overall ABR = 0.0 Post-infusion: Mean overall AIR = 5.0 Median overall AIR = 0.4 Alta: ABR and AIR (Cohort 4 participants) ABR calculated as: (number of all bleeding episodes starting 3 weeks after study drug infusion)/(observation period in years). AIR calculated as: (number of FVIII replacement therapy infusions starting 3 weeks after study drug infusion)/(observation period in years). ABR=annualized bleeding rate; AIR=annualized infusion rate. Pre-infusion Post-infusion 0 50 100 150 200 A n n u a li z e d I n fu s io n R a te ( A IR ) mean: 119.3 mean: 5.0 Pre-infusion Post-infusion 0 5 10 15 20 25 A n n u a li z e d B le e d in g R a te ( A B R ) mean: 8.8 mean: 1.4

12 • 0 bleeding events occurred in the first year post infusion • Median and mean (SD) ABR = 0.0 and 1.4 (2.82) for total duration of follow-up (n=5 participants with ≥3 years of follow-up) • 3 of 5 participants (60%) experienced no bleeds • 2 participants experienced bleeding events necessitating treatment with exogenous FVIII; all bleeding events occurred after Week 67 post infusion – 25 treated bleeding events in 1 participant (#02): 11 traumatic, 8 spontaneous, 6 unknown – 1 bleeding event in a target joint in 1 participant (#03): circumstances unknown • Maintenance of FVIII activity (measured with chromogenic assay) – 2 participants with 4.5-year follow-up: mild (6.8%) to normal (90.9%) range – 2 participants with 4-year follow-up: 1 in mild range (8.4%); 1 with FVIII activity BLOQ – 1 participant left study after 3 years follow-up: mild range (11.8%) • No participants in Cohort 4 have resumed prophylaxis Alta: Bleeding events (Cohort 4) ABR calculated as: (number of all bleeding episodes starting 3 weeks after study drug infusion)/(observation period in years). ABR=annualized bleeding rate; BLOQ=below limit of quantification; FVIII=factor VIII

13 • A single infusion of giroctocogene fitelparvovec gene therapy in participants with severe hemophilia A was generally well tolerated, with associated increases in FVIII levels, transient AEs, and mean ABR of 1.4 in the highest-dose cohort (3e13 vg/kg) • Additional follow-up is required to assess durability of efficacy and other long-term effects of giroctocogene fitelparvovec, such as impact on overall liver health • A phase 3 study (NCT04370054) of giroctocogene fitelparvovec in participants with hemophilia A is ongoing and will provide more long-term data on safety and durability Conclusions ABR=annualized bleeding event; AE=adverse event; FVIII=factor VIII; vg=vector genomes

14 • The investigators acknowledge and thank all study participants. We also thank the site staff and the Sangamo and Pfizer Study Teams for their contributions and for the conduct of the trial. • This study was funded by Pfizer. • Medical writing support was provided by Courtney Cameron, PhD, of Engage Scientific Solutions, and funded by Pfizer. Acknowledgments Copyright © 2023